SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AVENUE GROUP, INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

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ERRATA TO

NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT OF

AVENUE GROUP, INC.

On Page 6 of the Proxy Statement, under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - Beneficial Ownership of Common Stock,” the following should be added to the Beneficial Ownership Chart between the lines for Jonathan Herzog and All directors and officers as a group:

Langley Park Investment Trust PLC	48,458,149	(10)	18.9%

On Page 7 of the Proxy Statement, the former Footnote 10 should be renumbered as Footnote 11 and a new footnote 10 should be added as follows:

“(10)

Langley Park Investment Trust PLC is a self managed investment trust which is traded on the London Stock Exchange.”